Exhibit 99.4

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C. 20006

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2021 (January 31, 2021)

AMALGAMATED BANK

(Exact name of registrant as specified in its charter)

New York	13-4920330
(State or other jurisdiction of incorporation)	(IRS employer identification no.)

275 Seventh Avenue, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 895-8988

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	AMAL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on Amalgamated Bank’s (the “Bank”) Current Report on Form 8-K filed with the Federal Deposit Insurance Corporation (the “FDIC”) on October 14, 2020, effective January 31, 2021, Keith Mestrich resigned from his positions as President and Chief Executive Officer of the Bank and as a director of the Bank. Effective February 1, 2021, Mr. Mestrich transitioned to the role of a special advisor to the Bank’s board of directors until July 31, 2021.

Consistent with the previously announced succession plan, effective February 1, 2021, the Bank’s board of directors has appointed Lynne P. Fox to succeed Mr. Mestrich as Interim President and Chief Executive Officer of the Bank while the Bank continues its search for Mr. Mestrich’s successor. Ms. Fox, age 63, has been a director of the Bank since February 2000 and has been the Chair of the Bank’s board of directors since May 2016. Ms. Fox has intimate knowledge of the Bank, its operations and culture, and is well acquainted with our management team. Ms. Fox is an attorney and since May 2016 has served as the President and Chair of the General Executive Board of Workers United, which owns approximately 41% of the Bank’s common stock. Before that, she served as an Executive Vice President of Workers United from March 2009 to May 2016.

Ms. Fox’s compensation for serving as Interim President and Chief Executive Officer has not yet been determined. Ms. Fox has no family relationship with any director or executive officer of the Bank. The information required by Item 404(a) of Regulation S-K regarding related party transactions with Ms. Fox can be found in the Bank’s most recent definitive proxy statement on Schedule 14A that was filed with the FDIC on March 19, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED BANK

By:	/s/ Andrew LaBenne
Name:	Andrew LaBenne
Title:	Chief Financial Officer and Senior
Executive Vice President

Date: February 2, 2021